UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 12, 2005
Siebel Systems, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-20725	94-3187233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2207 Bridgepointe Parkway
San Mateo, CA 94404
(Address of principal executive offices, including zip code)
(650) 477-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.03. Material Modification to Rights of Security Holders
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
On September 12, 2005, Oracle Corporation (“Oracle”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Siebel Systems, Inc. (“Siebel”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Sierra Merger Sub Inc., a wholly owned subsidiary of Ozark Holding Inc. (the “Holding Company”), will merge with and into Siebel, with Siebel as the surviving corporation of such merger and Ozark Merger Sub Inc., a wholly owned subsidiary of the Holding Company, will merge with and into Oracle, with Oracle as the surviving corporation of such merger (the “Merger”). As a result of the Merger: (i) Siebel and Oracle will each become a wholly owned subsidiary of the Holding Company; and (ii) Siebel stockholders will receive $10.66 per share in cash for each Siebel share held, unless they elect to receive Oracle common stock, but no more than 30% of Siebel’s common shares may be exchanged for Oracle common stock. In the event that Siebel stockholders holding more than 30% of Siebel common stock elect to receive Oracle common stock, the equity consideration will be pro-rated. Consummation of the Merger is subject to customary closing conditions, including antitrust approvals and approval by the stockholders of Siebel. Thomas M. Siebel, who holds approximately 7% of the outstanding common stock of Siebel has entered into an agreement requiring him to vote in favor of the Merger. A copy of the Merger Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. A copy of the press release issued by Siebel and Oracle on September 12, 2005 concerning the transaction is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about Siebel. The Merger Agreement contains representations and warranties that the parties to the Merger Agreement made to and solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Siebel’s public disclosures.
Rights Amendment
At a special meeting of the Board of Directors on September 11, 2005, the Board of Directors of Siebel approved an amendment (the “Rights Amendment”) to Siebel’s Amended and Restated Rights Agreement (the “Rights Agreement”), dated as of January 29, 2003, to provide that no person shall be deemed to be an “Acquiring Person” (as such term is defined in the Rights Agreement) by reason of the execution and delivery of the Merger Agreement or the Voting Agreement (as such term is defined in the Merger Agreement), the Merger or the consummation of any other transaction contemplated by the Merger Agreement, that neither a “Distribution Date” nor a “Shares Acquisition Date” (as such terms are defined in the Rights Agreement) shall be deemed to occur and that the rights issued pursuant to the Rights Agreement will not separate from Siebel’s common stock as a result of the execution, delivery or performance of the Merger Agreement or the Voting Agreement.
The foregoing description of the Rights Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Amendment, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by reference.
Additional Information and Where to Find It
This document may be deemed to be solicitation material in respect of the proposed business combination of Oracle and Siebel. In connection with the proposed transaction, a registration statement on Form S-4 will be filed by Oracle with the SEC. STOCKHOLDERS OF SIEBEL ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. The final proxy statement/prospectus will be mailed to stockholders of Siebel. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from Oracle Corporation, 500 Oracle Parkway, Redwood Shores, California 94065, Attention: Investor Relations, or from Siebel Systems, Inc., 2207 Bridgepointe Parkway, San Mateo, California 94404, Attention: Investor Relations.
Oracle, Siebel and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding Oracle’s directors and executive officers is available in Oracle’s proxy statement for its 2005 annual meeting of shareholders, which was filed with the SEC on August 30, 2005, and information regarding Siebel’s directors and executive officers is available in Siebel’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 29, 2005. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
Item 3.03. Material Modification to Rights of Security Holders.
See the description of the Rights Amendment under Item 1.01.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Agreement and Plan of Merger among Oracle Corporation, Siebel Systems, Inc., Ozark Holding Inc., Ozark Merger Sub Inc. and Sierra Merger Sub Inc., dated September 12, 2005.

4.1	Amendment to the Amended and Restated Rights Agreement, dated as of September 12, 2005.

99.1	Joint Press Release of Oracle Corporation and Siebel Systems, Inc., issued on September 12, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIEBEL SYSTEMS, INC.

By:	/s/ Kenneth A. Goldman

Name: Kenneth A. Goldman
Title: Senior Vice President, Finance and Administration and Chief Financial Officer
Dated: September 12, 2005

EXHIBIT INDEX

Exhibit No.	Description
1.1	Agreement and Plan of Merger among Oracle Corporation, Siebel Systems, Inc., Ozark Holding Inc., Ozark Merger Sub Inc. and Sierra Merger Sub Inc., dated September 12, 2005.

4.1	Amendment to the Amended and Restated Rights Agreement, dated as of September 12, 2005.

99.1	Joint Press Release of Oracle Corporation and Siebel Systems, Inc., issued on September 12, 2005.